Exhibit 99.2

Second Quarter 2016 Earnings Report

Forward-Looking Statements 2 This presentation forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government‑sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company’s businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; our dependence on the multifamily and commercial real estate sectors for future originations of commercial mortgage loans and other commercial real estate related loans; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third‑party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT and the Investment Funds if its services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.

Second Quarter Highlights 3 Pretax income of $84.3 million; diluted earnings per share of common stock of $0.65 Record earnings driven by strong momentum in consumer direct and correspondent production $122.4 million decline in mortgage servicing rights (MSR) value, partially offset by $82.4 million in gains from hedges and valuation gains on excess servicing spread (ESS) liability; net impact on earnings per share was $(0.31) $5.1 million in servicing activity fee revenue related to PennyMac Mortgage Investment Trust’s (PMT’s) sale of performing distressed loans; impact on earnings per share was $0.04 Book value per share increased to $13.28 from $12.59 at March 31, 2016 Production segment pretax income was $104.5 million, up 53% from 1Q16, driven by record production volumes and higher margins in both the consumer direct and correspondent channels Total acquisitions and originations were $16.1 billion in unpaid principal balance (UPB), up 48% from 1Q16, reflecting PFSI’s strong operational execution and ability to capture the current market opportunity Total locks were $18.9 billion in UPB, up 50% from 1Q16 Servicing segment pretax loss of $21.0 million, versus pretax loss of $39.5 million in 1Q16 Pretax income excluding fair value changes was $19.1 million, up 131% from 1Q16 Portfolio grew to $171.7 billion in UPB, up 4% from March 31, 2016, due to loan production activities Investment Management pretax income was $0.7 million, down 37% from 1Q16 Net assets under management were $1.6 billion, down 4% from March 31, 2016, resulting from PMT’s share repurchases and return of capital to investors in the private Investment Funds

Uncertainty from the U.K.’s vote to exit the European Union resulted in a flight to quality, driving U.S. Treasury yields to record lows Mortgage rates remained low in 2Q16 and have approached all-time lows post “Brexit”(1) Market expectations for interest rates are now lower for longer Market volumes for mortgage originations have increased in reaction to lower rates and are expected to continue for the foreseeable future An estimated 54% of fixed-rate mortgage loans outstanding are now refinanceable(2); however, industry capacity constraints are moderating the growth in origination volumes While interest rates have fallen, mortgage spreads have widened; when interest rates rise, consumer mortgage rates are not expected to rise as much Mixed outlook for U.S. economic growth; however, housing fundamentals remain solid Housing affordability is improving, which aids purchase-money originations Current Market Environment and Outlook 4 Average 30-year fixed rate mortgage(1) 3.59% 3.48% (1) Freddie Mac Primary Mortgage Market Survey. 3.48% as of 7/28/2016 (2) Sources: CPR & CDR Technologies; Wells Fargo Securities. Estimated percentage of loans outstanding by UPB with 0.50% or greater difference between the note rate and current mortgage rates. Analysis as of 6/30/16 (3) Census Bureau - seasonally adjusted (4) National Association Realtors - seasonally adjusted Home Sales, Seasonally Adjusted Annual Pace (Units in millions) (3) (4) 6.2 5.5 3.0% 3.5% 4.0% 4.5% 5.0% Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Hundreds 4.0 4.5 5.0 5.5 6.0 6.5 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 New Home Sales Existing Home Sales

Low Interest Rates Are Contributing to a Favorable Origination Environment 5 (2) Total U.S. Single Family Mortgage Originations(1) Origination market estimates continue to increase, mostly in expectations for refinance volumes Volume estimates for the second half of 2016 are slightly higher than for the first half of the year Purchase-money originations for 2016 are forecast to approach $1 trillion, which would be the largest since 2007 Continued low mortgage rates are likely to benefit production activity for the foreseeable future ($ in billions) +$167 billion (1) Average of estimates as reported by Mortgage Bankers Association, Fannie Mae and Freddie Mac (2) Average of forecasts from the Mortgage Bankers Association (as of 7/14/16 & 4/18/16), Fannie Mae (as of 7/11/16 & 4/8/16) and Freddie Mac (as of 7/8/16 & 4/15/16) (2) $978 $975 $627 $796 $1,604 $1,771 2016 Estimate as of 5/5/16 2016 Estimate as of 8/3/16 Refinance Purchase $902 $795 2015 Originations $1,697 (1)

PennyMac Leadership in the Mortgage Markets 6 Top Originators – 2016 YTD(1) Government-Insured Loans as Share of Total Mortgage Originations(1) (1) Source: Inside Mortgage Finance. Top originator data is through June 30th, 2016 (2) Includes PMT loan acquisitions, for which PFSI earns a fulfillment fee upon loan funding (3) Source: Thompson Reuters Leadership reflects PennyMac Financial’s strong organization and unique organically built platform PennyMac Financial became the largest issuer of Ginnie Mae securities in 2Q16(3) Government insured and guaranteed loans represent a large and important component of the mortgage market Operational systems and financial capacity in place to support continued growth of PFSI’s business AS OF 6/30/16 Rank Institution $Bn Market Share 1999 2007 2011 1Q 2016 1 Wells Fargo $ 105 11.8% Wells Fargo Government Originations 171.83 116 294 99 2 Chase $ 53 6.0% Chase Non-Government Originations 1138.17 1965 1151 281 3 Quicken $ 42 4.7% Quicken Total 1310 2081 1445 380 4 Bank of America $ 29 3.3% Bank of America 5 PennyMac(2) $ 27 3.0% U.S. Bank 6 U.S. Bank $ 26 2.9% PennyMac(3) Government 1999 2007 2011 2016 7 Freedom Mortgage $ 23 2.5% Freedom Mortgage Non-Government 13% 6% 20% 26% 8 PHH Mortgage $ 16 1.8% loanDepot.com Total 100% 100% 100% 100% 9 loanDepot.com $ 16 1.8% PHH Mortgage 10 Caliber $ 16 1.7% Citi Total Mortgage Originations $ 890 100.0% Government Market Share 1999 13% Rank Institution $Bn Market Share 2007 6% 1 Wells Fargo $ 1,626 16.3% 2011 20% 2 Chase $ 899 9.0% 2016 26% 3 Bank of America $ 551 5.5% 4 Nationstar $ 386 3.9% 5 US Bank $ 298 3.0% 6 Citi $ 282 2.8% 7 Walter $ 255 2.6% 8 PHH $ 233 2.3% 9 Ocwen $ 232 2.3% 10 Quicken $ 205 2.0% 11 PennyMac $ 165 1.6% Total Mortgages Outstanding $ 10,000 100.0% 13% 6% 20% 24% 1999 2007 2011 2015

2Q16 Production Income Growth Driven by Higher Volumes and Margins 7 Consumer Direct Production Volume Production Segment Pretax Income ($ in billions) ($ in millions) +53% Correspondent Production Volume ($ in billions) $ 1.2 $ 1.5 $ 2.2 $ 2.9 $0 $2 $4 1Q16 2Q16 Fundings Locks $68 $105 $0 $20 $40 $60 $80 $100 $120 1Q16 2Q16 $9.7 $14.6 $10.4 $16.0 $0 $4 $8 $12 $16 1Q16 2Q16 Fundings Locks

PFSI’s Hedging Approach Moderates MSR Value Changes Due to Interest Rates 8 ($ in millions) PFSI seeks to moderate the impact of interest rate changes through a comprehensive hedge approach that considers both performance of hedge instruments and revenue opportunities created by the change In a rising interest rate environment, PFSI’s hedge profile is designed to capture economic value gains in the MSR net of related hedge costs Decline in fair value of the MSR net of hedge gains has been driven by expectations of lower interest rates – and higher prepayment activity – for an extended period of time PFSI’s Production Segment is generating higher production-related income from higher volumes and strong margins, which is expected to offset year-to-date net MSR value reductions in future periods MSR-Related Valuation Changes ($47.9) $45.5 ($125.9) ($122.4) ($7.2) $11.7 ($47.7) ($40.1) 3Q15 4Q15 1Q16 2Q16 MSR value change MSR value change net of hedges and ESS liability

Servicing Profitability Excluding Fair Value Changes Improved in 2Q16 9 (1) Of average portfolio UPB, annualized (2) Includes realized credit losses and provisioning for credit losses (3) Changes in fair value do not include realization of MSR cash flows, which included with amortization above (4) Includes fair value changes and provision for impairment 2Q16 1Q16 FY 2015 2Q16 1Q16 2015 4Q15 3Q15 2Q15 1Q15 $ in thousands basis points(1) $ in thousands basis points(1) $ in thousands basis points(1) $ in thousands basis points(1) $ in thousands basis points(1) $ in thousands basis points(1) $ in thousands basis points(1) Operating revenue $ 125,982 29.9 $ 115,751 28.5 $ 383,768 28.5 $ 112,946 28.7 $ 106,173 29.2 $ 91,107 29.0 $ 73,542 26.6 Less: Amortization and realization of MSR cash flows (54,126) (12.9) (49,696) (12.2) (144,485) (10.7) (47,403) (12.0) (41,594) (11.4) (31,384) (10.0) (24,104) (8.7) EBO-related revenue 16,720 4.0 15,810 3.9 17,568 1.3 14,108 3.6 2,180 0.6 562 0.2 719 0.3 - - - - - - Servicing expenses: Operating expenses (47,092) (11.2) (44,193) (10.9) (151,618) (11.3) (42,184) (10.7) (40,310) (11.1) (36,689) (11.7) (32,435) (11.7) Credit losses (2) (6,881) (1.6) (14,483) (3.6) (46,488) (3.5) (9,842) (2.5) (10,822) (3.0) (19,604) (6.2) (6,219) (2.2) EBO transaction-related expense (3,244) (0.8) (3,259) (0.8) (12,690) (0.9) (575) (0.1) (3,737) (1.0) (6,874) (2.2) (1,504) (0.5) Financing expenses: Interest on ESS (5,713) (1.4) (7,015) (1.7) (25,365) (1.9) (7,769) (2.0) (8,026) (2.2) (5,817) (1.9) (3,752) (1.4) Interest to third parties (6,558) (1.6) (4,659) (1.1) (10,739) (0.8) (3,028) (0.8) (2,719) (0.7) (2,672) (0.9) (2,320) (0.8) Pretax income excluding fair value changes (3) $ 19,088 4.5 $ 8,256 2.0 $ 9,950 0.7 $ 16,252 4.1 $ 1,144 0.3 $ (11,373) (3.6) $ 3,927 1.4 Changes in Fair Value (3) MSR(4) $ (122,433) $ (125,888) $ (4,736) $ 45,513 $ (47,926) $ 44,378 $ (46,701) ESS liability 17,428 19,449 3,810 (6,864) 10,271 (7,133) 7,536 Hedging derivatives gains (losses) 64,948 58,720 (7,717) (26,976) 30,455 (28,317) 17,121 Servicing Segment Pretax Income $ (20,970) $ (39,463) $ 1,307 $ 27,925 $ (6,055) $ (2,445) $ (18,117) Ending Servicing Portfolio $ 171,718,535 $ 164,906,595 $ 160,272,718 $ 160,272,718 $ 154,830,412 $ 136,170,322 $ 115,238,611 $ 105,980,049 Ending Loan Count Servicing Headcount Loan Count Average Servicing Portfolio 168,312,565 162,589,657 134,498,422 157,551,565 145,500,367 125,704,467 110,609,330 131% (1) Of average servicing portfolio UPB, annualized (2) Includes fair value changes and (provision for) reversal of impairment (20,970.37) (39,462) 27,924.78 (6,055.41) (2,444.68) (18,117.32)

Trends in PennyMac Financial’s Businesses Correspondent Production(1) Market Share Market Share Consumer Direct Production(1) Loan Servicing(1) Market Share Investment Management AUM (billions) 10 (1) Source: Inside Mortgage Finance and company estimates. Inside Mortgage Finance estimates total 2Q16 origination market of $510 billion. Correspondent production share estimate is based on PFSI and PMT acquisition volume of $14.6 billion divided by $164 billion for the correspondent market (estimated to be 32% of total origination market). Consumer direct production share is based on PFSI originations of $1.5 billion divided by $295 billion for the retail market (estimated to be 58% of total origination market). Loan servicing market share is based on PFSI’s servicing UPB of $171.7 billion divided by $10.0 trillion in mortgage debt outstanding as of June 30, 2016. 6.85% 7.34% 7.95% 8.92% 0% 2% 4% 6% 8% 10% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 0.21% 0.41% 0.55% 0.51% 0.00% 0.20% 0.40% 0.60% 0.80% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 $2.14 $1.84 $1.62 $1.56 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 0.95% 1.38% 1.65% 1.72% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 1.8% 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16

11 (UPB in billions) Production Segment Highlights – Correspondent Channel (1) Inside Mortgage Finance, company estimates (2) For government-insured loans, PFSI earns gain on mortgage loans (3) For conventional loans, PFSI earns a fulfillment fee from PMT rather than income from holding and securitizing the loans (4) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee upon loan funding Correspondent Volume and Mix ■ Government-insured loans(2) Correspondent acquisitions by PMT in 2Q16 totaled $14.6 billion, up 51% Q/Q PennyMac was the second largest aggregator in 2Q16, after Wells Fargo(1) 65% government-insured loans; 35% conventional loans 59% Q/Q growth in conventional conforming acquisitions 2Q16 acquisition volumes up 23% from 2Q15 Total lock volume of $16.0 billion, up 54% Q/Q July correspondent acquisitions totaled $5.0 billion; locks totaled $6.5 billion Launched non-delegated correspondent program Pursuing new initiatives to grow market share from credit unions and smaller banks Wholesale channel launch planned for mid-2017 ■ Total Locks(4) ■ Conventional loans for PMT(3) Selected Operational Metrics $4.40 Gov't 60% 1Q16 2Q16 $2.90 Fulfillment 40% PCG Correspondent seller relationships 437 457 $7.30 Purchase money loans, as a % of total 72% 71% acquisitions WA FICO 1Q16 2Q16 PCG Government-insured 697 697 Conventional 748 750 Selected Credit Metrics for 3Q15 WA FICO RETAIL Government-insured 684 Conventional(2) 734 $8.3 $6.4 $9.4 3.6 3.3 5.2 $14.4 $10.4 $16.0 $0 $4 $8 $12 $16 2Q15 1Q16 2Q16

(UPB in millions) Consumer direct production totaled $1.5 billion in 2Q16, up 24% Q/Q Realizing benefits from ongoing investments in sales and fulfillment capacity resulted in PFSI’s ability to scale capacity in line with market opportunities Outreach campaigns leverage technology and systems to optimize capacity 2Q16 consumer direct volumes increased 32% from 2Q15 Productivity per FTE in fulfillment operations has increased more than 30% Y/Y Continued opportunity to maximize recapture volume from the large and growing servicing portfolio (nearly 900,000 customers) July consumer direct originations totaled $495 billion; locks totaled $1.1 billion $1.3 billion committed pipeline at July 31, 2016(1) Production Segment Highlights – Consumer Direct Channel Consumer Direct Production Volume ■ Portfolio-sourced fundings ■ Non-portfolio fundings ■ Committed pipeline(1) (1) Commitments to originate mortgage loans at specified terms at period end (2) Includes conforming and jumbo loan originations 12 Selected Operational Metrics $4.40 Gov't 60% 2Q15 3Q15 $2.90 Fulfillment 40% PCG Correspondent seller relationships 377 400 $7.30 Purchase money loans, as a % of total 64% 77% acquisitions WA FICO 2Q15 3Q15 PCG Government-insured 691 693 Conventional 750 744 WA FICO 1Q16 2Q16 RETAIL Government-insured 689 692 Conventional(2) 739 743 $1,138 $1,207 $1,501 $504 $853 $1,232 $0 $400 $800 $1,200 $1,600 2Q15 1Q16 2Q16

(UPB in billions) Servicing portfolio totaled $171.7 billion in UPB at quarter end, up 4% from 1Q16 Strong production volumes more than offset higher prepayment activity Continued success in modifying government loans drove $14.3 million in resecuritization income, up from $13.3 million in 1Q16 Entered into a letter of intent to acquire approximately $1 billion in UPB of MSRs related to defaulted government loans from a large bank(1) Servicing Segment Highlights Loan Servicing Portfolio Composition Net Portfolio Growth ($9.3) $16.1 (UPB in billions) (1) 13 (1) There can be no assurance that the committed amount will ultimately be acquired or that the transaction will be completed at all (2) For PMT’s MSR portfolio only (3) Early buyouts of delinquent loans from Ginnie Mae pools during the period (4) Percent of serviced and subserviced loans that have registered on PennyMacUSA.com (5) Includes consumer direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT (5) ■ Prime owned ■ Prime subserviced ■ Special Selected Operational Metrics $4.40 Gov't 60% 1Q16 2Q16 $2.90 Fulfillment 40% Loans serviced (in thousands) 857 889 60+ day delinquency rate 2.6% 2.5% PCG Actual CPR - owned portfolio 13.4% 18.1% $7.30 Actual CPR - sub-serviced(2) 9.5% 14.6% Completed modifications 1,412 1,647 EBO transactions (in millions)(3) $327 $134 1,063 Electronic payments (% of portfolio) 79% 82% Customers registered for the website(4) 58% 62% April May June July Aug Sept Port Size 539,625.00 576,375.84 631,527.78 692,539.68 767,850.47 788,888.89 154849.5 Payoff 8634 8588 9094 8726 8216 8520 154.8 1.60% 1.49% 1.44% 1.26% 1.07% 1.08% 0.0108 1972 1.51% 1.13% $164.9 $171.7 At 3/31/16 Runoff Additions from loan production At 6/30/16 $136.2 $164.9 $171.7 $0 $50 $100 $150 $200 2Q15 1Q16 2Q16

14 ($ in millions) Net assets under management were $1.6 billion, down 4% from March 31, 2016 Decline driven by PMT’s share repurchases and return of capital to investors in the private Investment Funds PMT’s book value per share decreased to $20.09, from $20.59 at March 31, 2016 Significant opportunity for PMT to deploy capital at attractive returns in GSE credit risk transfer from correspondent production, enabled by PFSI’s specialized capabilities as its manager and service provider PMT is transitioning capital allocation away from distressed loan investments PMT is also delivering multifamily loans for Freddie Mac’s small balance program; pipeline at July 31st was $63 million in UPB PMT is also pursuing share repurchases with available capital where the return exceeds alternative investment opportunities Investment Management Segment Highlights Investment Management Revenues Investment management revenues were $6.2 million, down 3% from 1Q16 Management fees declined 3% Q/Q, primarily resulting from a decrease in PMT’s shareholders’ equity due to ongoing share repurchase activity Carried interest from the private Investment Funds was $244 thousand versus $593 thousand in 1Q16 $6.9 $6.4 $6.2 $0 $3 $6 $9 2Q15 1Q16 2Q16 Carried interest & incentive fees Base management fees & other revenue

Financial Results by Operating Segment 15 Note: Figures may not sum exactly due to rounding ($ in millions) 2Q15 $ 76.3 $ (2.4) $ 1.0 $ 74.8 3Q15 $ 77.7 $ (6.1) $ 2.2 $ 73.9 4Q15 $ 50.3 $ 27.9 $ 0.7 $ 78.9 1Q16 $ 68.4 $ (39.5) $ 1.1 $ 30.1 $ 30.1 2Q16 $ 104.5 $ (20.9) $ 0.7 $ 84.3 Production Servicing Investment Management Total Pretax Income

16 Mortgage Banking – Production Segment Results (1) Includes revenues from net gains on mortgage loans held for sale, loan origination fees and net interest income; adjusted for 39% expected fallout of consumer direct lock commitments (2) Includes revenues from net gains on mortgage loans held for sale, loan origination fees and net interest income for government-insured correspondent loans; adjusted for 8% expected fallout of government-insured correspondent lock commitments (1) Production revenues for PFSI’s own account (net gains on mortgage loans held for sale, loan origination fees, and net interest income and other) increased 44% Q/Q Gross margins (revenue per lock) increased Q/Q in both the consumer direct and correspondent channels Weighted average fulfillment fee rate was 37 basis points, down from 40 basis points in 1Q16 ($ in thousands) ($ in thousands) Production Segment PCG Locks Consumer Direct Locks Unaudited ($ in thousands) Timeframe Totals Timeframe Totals Revenue 2016 Q2 Conf $ 5,957,343,983 2016 Q2 Conf $ 842,055,443 Net gains on mortgage loans held for sale at fair value $ 115,894 $ 78,214 2016 Q2 Govt $ 10,023,369,957 2016 Q2 Govt $ 2,054,278,801 Loan origination fees 28,907 22,434 2016 Q2 Jumbo $ 7,131,150 2016 Q2 Jumbo $ 4,995,728 Fulfillment fees from PennyMac Mortgage Investment Trust 19,111 12,935 2016 Q2 Total $ 15,987,845,090 2016 Q2 Total $ 2,901,329,972 Net interest income 4,703 3,494 2016 Q1 Conf $ 3,856,825,421 2016 Q1 Conf $ 542,287,910 Other 849 239 2016 Q1 Govt $ 6,510,763,537 2016 Q1 Govt $ 1,682,247,218 169,464 117,316 2016 Q1 Jumbo $ 11,393,814 2016 Q1 Jumbo $ 5,029,100 Expenses 64,959 48,908 2016 Q1 Total $ 10,378,982,772 2016 Q1 Total $ 2,229,564,228 Pretax income $ 104,505 $ 68,408 Production Segment Metrics 2Q16 1Q16 PFSI Locks PCG Govt. $ 10,023,369,957 $ 6,510,763,537 54% Unaudited ($ in thousands) Consumer Direct $ 2,901,329,972 $ 2,229,564,228 30% Production revenues excl. fulfillment fees $ 150,353 $ 104,381 $ 12,924,699,929 $ 8,740,327,765 48% As % of IRLCs 1.16% 1.19% Revenue per consumer direct lock(1) 307 bps 298 bps 307 bps 298 bps Revenue per correspondent lock(2) 61 bps 58 bps 61 bps 58 bps CDL MARGIN 3.07% 2.98% PCG Govt. MARGIN 0.61% 0.58% Servicing Segment Unaudited ($ in thousands) $ 89,070.83 $ 66,441.01 Revenue $ 61,282.17 $ 37,939.99 Net loan servicing fees $ 26,609 $ 17,519 Net interest expense (9,600) (10,993) Net gains on mortgage loans held for sale at fair value 14,308 13,310 Other 798 (232) 32,115 19,604 Expenses 53,085 59,066 Pretax income $ (20,970) $ (39,462) Set to 211 pixels to match servicing fee schedule width Mortgage Banking Segment Total Pretax income $ 83,535 $ 28,946 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016

Mortgage Banking – Servicing Segment Results (1) Includes contractually-specified servicing fees (2) See servicing segment pretax income analysis on page 9. 17 Servicing segment revenue increased 64% Q/Q, driven by a $9.0 million increase in net loan servicing fees and a $1.0 million increase in gains from the securitization of reperforming government-insured loans Reduced by $40.1 million for MSR valuation losses net of hedge and ESS liability fair value gains Includes $5.1 million in loan servicing activity fees from sale of PMT’s performing distressed loans Servicing segment expenses decreased 10% Q/Q(2) Reduction in provision for credit losses on certain defaulted government-insured loans ($ in thousands) ($ in thousands) Production Segment Unaudited ($ in thousands) Revenue Net gains on mortgage loans held for sale at fair value $ 115,895 $ 78,214 Loan origination fees 28,907 22,434 Fulfillment fees from PennyMac Mortgage Investment Trust 18,053 12,935 Net interest income 4,704 3,494 Other 848 239 168,407 117,316 Expenses 64,960 48,908 103447 Pretax income $ 103,447 $ 68,408 Production Segment Metrics Calcs Unaudited ($ in thousands) Net gains on mortgage loans $ 115,895 $ 78,214 As % of IRLCs 3.00% 2.03% #DIV/0! Loan origination fees $ 28,907 $ 22,434 As % of PFSI fundings 0.90% 0.63% #DIV/0! Fulfillment fees from PMT $ 18,053 $ 12,935 Average fulfillment fee Servicing Segment Unaudited ($ in thousands) Revenue Net loan servicing fees $ 26,555 $ 17,519 Net interest expense (9,599) (10,993) Net gains on mortgage loans held for sale at fair value 14,309 13,310 Other 851 (232) 32,116 19,604 Expenses 53,085 59,066 Set to 211 pixels to match servicing fee schedule width Pretax (loss) $ (20,969) $ (39,462) Mortgage Banking Segment Total Pretax income $ 82,478 $ 28,946 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended September 30, 2015 Quarter ended June 30, 2015 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Quarter ended June 30, 2016 Quarter ended March 31, 2016 Net Loan Servicing Fees Unaudited ($ in thousands) Net loan servicing fees: Loan servicing fees(1) $ 120,738 $ 114,933 Effect of MSRs: Amortization and realization of cash flows (54,126) (49,696) Change in fair value and provision for impairment of MSRs carried at lower of amortized cost or fair value (122,433) (125,887) Change in fair value of excess servicing spread financing 17,428 19,449 Hedging gains (losses) 64,948 58,720 Total amortization, impairment and change in fair value of MSRs (94,183) (97,414) Net loan servicing fees $ 26,555 $ 17,519 Quarter ended June 30, 2016 Quarter ended March 31, 2016

Mortgage Servicing Rights (MSR) Asset Valuation 18 PFSI carries most of its originated MSRs at the lower of amortized cost or fair value (“LOCOM”) MSRs where the note rate on the underlying loan is equal to or less than 4.5% Purchased MSRs, including those subject to ESS, are carried at fair value and the ESS is also carried at fair value The fair value of MSRs carried at LOCOM equaled the carrying value at June 30, 2016 Note: Figures may not sum exactly due to rounding June 30, 2016 Unaudited ($ in millions) UPB $67,660 $13,744 $36,152 Weighted average coupon 3.80% 3.89% 4.21% Prepayment speed assumption (CPR) 12.8% 12.7% 12.7% Weighted average servicing fee rate 0.32% 0.26% 0.34% Fair value of MSR $764.6 $120.7 $405.6 As a multiple of servicing fee 3.56 3.38 3.32 Carrying value of MSR $764.6 $120.7 $405.6 Related excess servicing spread liability - - $294.6 Fair value in excess of carrying value $ - 3.29956523 $0.0 Lower of amortized cost or fair value Fair value not subject to excess servicing spread liability Fair value subject to excess servicing spread liability

Investment Management Segment Results 19 Segment revenue decreased 3% Q/Q to $6.2 million on lower management fees from PMT and a decrease in carried interest from the Investment Funds Management fees declined due to PMT’s repurchase of common shares and return of capital to investors in the private Investment Funds Decrease in carried interest resulted from reduced performance of the private Investment Funds during 2Q16 Unaudited – ($ in thousands)

Appendix

Overview of PennyMac Financial’s Businesses Complex and highly regulated mortgage industry requires effective governance, compliance, and operating systems PFSI’s platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance, and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment Loan Production Loan Servicing Investment Management Servicing for owned MSRs and subservicing for Advised Entities Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity Serve as external manager for investment vehicles focused on investing in mortgage-related assets: Distressed whole loans MSRs and ESS GSE credit risk transfers Investments in prime non-Agency MBS and ABS Multifamily loans and securitization interests Synergistic partnership with PMT Correspondent aggregation of newly originated loans from third-party sellers PFSI earns gains on government-insured loans Fulfillment fees for PMT’s conventional loans Consumer-direct origination of conventional and government-insured loans Small balance multifamily origination business 21

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2016
- Over $1.5 bn in quarterly consumer direct originations

2015
- Stockholders' equity surpasses $1 bn

2014
- Continued organic growth
- Servicing UPB reaches $100 bn

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched
- De novo build of legacy-free mortgage servicer

	2008	2009	2010	2011	2012	2013	2014	2015	2016
Employees at year end	72	128	230	435	1,008	1,373	1,816	2,523	2,686[(1)]

(1) As of June 30, 2016

PennyMac®
Financial Services, Inc.

22

23 PennyMac Financial Is in a Unique Position Among Mortgage Specialists Industry-leading platform built organically – not through acquisitions Not distracted by legacy/regulatory issues Disciplined, sustainable growth for more than 8 years Focused on building and testing processes and systems before large transaction volumes Distinctive expertise and full range of capabilities across mortgage banking and investment management Loan production, e.g., loan fulfillment systems and operations, correspondent counterparty review and management Credit, e.g., loan program development, underwriting and quality control Capital markets, e.g., pooling and securitization, hedging/interest rate risk management Servicing, e.g., customer service, default management, investor accounting Corporate functions, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development Over 2,600 employees Highly experienced management team – 50 senior-most executives have on average 25 years of relevant industry experience Strong governance and compliance culture Led by distinguished board which includes seven independent Directors Robust management governance structure with 10 committees that oversee key risks and controls External oversight by regulators, business partners and other third parties Desired structure in place to compete effectively as a non-bank Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle Provides access to efficient capital and reduces balance sheet constraints on growth

Opportunity in MSR Acquisitions 24 Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable rep and warranty liability for PFSI PFSI is uniquely positioned to be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators, and financing partners Physical capacity in place to service over $200 billion in UPB Potential co-investment opportunity for PMT in the excess servicing spread

PFSI's Mortgage Servicing Rights Investments in Partnership with PMT

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs, and services the loans


Acquired by PFSI from Third-Party Seller(1)
MSR Asset (e.g., 25bp servicing fee)
Acquired by PMT from PFSI(1)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

<u>Excess Servicing Spread</u>[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

<u>Base MSR</u>

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

(1) The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect subsidiary of PennyMac Financial Services, Inc.
(2) Subject and subordinate to Agency rights (under the related servicer or issuer guide) and, as applicable, to PFSI's pledge of MSRs under a note payable; does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac Financial Services, Inc.

25

Acquisitions, Originations, and Locks by Product 26 Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) Correspondent Acquisitions Conventional 3,553 $ 4,055 $ 3,460 $ 3,253 $ 5,171 $ Government 8,316 10,348 6,558 6,423 9,433 Jumbo 26 19 12 7 3 Total 11,895 $ 14,421 $ 10,030 $ 9,683 $ 14,607 $ Correspondent Locks Conventional 4,404 $ 4,085 $ 3,630 $ 3,857 $ 5,957 $ Government 9,936 9,483 7,001 6,511 10,023 Jumbo 41 32 14 11 7 Total 14,381 $ 13,599 $ 10,645 $ 10,379 $ 15,988 $ Consumer Direct Originations Conventional 256 $ 163 $ 195 $ 201 $ 355 $ Government 880 877 832 1,006 1,143 Jumbo 2 1 1 - 3 Total 1,138 $ 1,042 $ 1,028 $ 1,207 $ 1,501 $ Consumer Direct Locks Conventional 348 $ 390 $ 404 $ 542 $ 842 $ Government 1,300 1,363 1,406 1,682 2,054 Jumbo 5 2 2 5 5 Total 1,652 $ 1,755 $ 1,811 $ 2,230 $ 2,901 $ Total acquisitions/originations 13,033 $ 15,464 $ 11,058 $ 10,890 $ 16,109 $ Total locks 16,034 $ 15,354 $ 12,456 $ 12,609 $ 18,889 $ UPB of loans fulfilled for PMT 5,174 $ 3,259 $ 3,472 $ 4,073 $ 3,579 $ 2Q15 3Q15 4Q15 1Q16 2Q16